VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 86

                        Investment Grade Trust, Series 22

              SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 21, 2007

   Lehman Brothers Holding, Inc. recently filed a petition under Chapter 11 of U.S. Bankruptcy Code. The bonds issued by Lehman Brothers Holdings and held by the above-referenced Trust (the "Bonds"), have failed to pay the semi-annual interest payment scheduled for September 15, 2008. The Trustee has stopped accruing interest on the Bonds, which will result in a reduction of the annual income distributions made by the Trust.

   It is currently anticipated that the valuation of the Bonds will significantly decline from the offering price to the Trust as of the date of the prospectus. The Trustee will notify Unit holders of significant developments concerning the Bonds as they occur.


Supplement Dated: September 25, 2008